Aberdeen Funds: Summary Prospectus

Aberdeen Global Equity Fund

February 28, 2020

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2020, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2019, are incorporated by reference into this summary prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with the Trust.

Fund Tickers

Class A: GLLAX Class C: GLLCX Class R: GWLRX Institutional Class: GWLIX Institutional Service Class: GLLSX

Objective

The Aberdeen Global Equity Fund (the "Global Equity Fund" or the "Fund") seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A and Class A1 Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 190 and 255 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges" and "Reduction of Sales Charges" sections on pages 179 and 180 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

  Aberdeen Global Equity Fund: Summary Prospectus as of February 28, 2020  1

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.92%	1.05%	1.08%	0.87%	0.93%
Total Annual Fund Operating Expenses	2.07%	2.95%	2.48%	1.77%	1.83%
Less: Amount of Fee Limitations/Expense Reimbursements[4]	0.54%	0.76%	0.54%	0.58%	0.54%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.53%	2.19%	1.94%	1.19%	1.29%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

4  Aberdeen Funds (the "Trust") and Aberdeen Standard Investments Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.19% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$722	$1,137	$1,578	$2,797
Class C shares	$322	$841	$1,486	$3,217
Class R shares	$197	$721	$1,272	$2,775
Institutional Class shares	$121	$501	$905	$2,036
Institutional Service Class shares	$131	$523	$940	$2,104

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$222	$841	$1,486	$3,217

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32.68% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal market conditions, the Fund will invest significantly (at least 40% — unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in non-U.S. companies. A company is considered to be a non-U.S. company if Fund

2  Aberdeen Global Equity Fund: Summary Prospectus as of February 28, 2020

management determines that the company meets one or more of the following criteria:

•  the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•  the company has its principal securities trading market in a country outside the U.S.; and/or

•  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser's quality rating for all companies.

Principal Risks

The Global Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price

  Aberdeen Global Equity Fund: Summary Prospectus as of February 28, 2020  3

provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Equity Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund's average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), the MSCI All Country World Index (Gross Dividends) and the MSCI World Index (Net Dividends). Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund's primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject.

Effective June 1, 2019, the MSCI All Country World Index replaced the MSCI World Index as the Fund's primary benchmark. The Adviser believes that the MSCI All Country World Index is a more meaningful comparison given the nature of the emerging markets exposure of the Fund's holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: December 19, 2011) are based on the previous performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 13.61% – 3rd quarter 2010
Lowest Return: -15.38% – 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	16.32%	3.70%	5.28%
Class A shares–After Taxes on Distributions	15.34%	2.39%	4.22%
Class A shares–After Taxes on Distributions and Sales of Shares	10.15%	2.56%	3.85%
Class C shares–Before Taxes	21.56%	4.25%	5.22%
Class R shares–Before Taxes	22.85%	4.56%	5.59%
Institutional Class shares–Before Taxes	23.86%	5.27%	6.25%
Institutional Service Class shares– Before Taxes	23.63%	5.25%	6.18%
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%
MSCI World Index (Net Dividends) (reflects no deduction for fees or expenses)	27.67%	8.74%	9.47%

4  Aberdeen Global Equity Fund: Summary Prospectus as of February 28, 2020

Investment Adviser

Aberdeen Standard Investments Inc. (the "Adviser") serves as the Global Equity Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2009
Jamie Cumming, CFA®	Senior Investment Director	2009
Samantha Fitzpatrick, CFA®	Investment Director	2009
Bruce Stout	Senior Investment Director	2009

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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